FAIR VALUE DISCLOSURES	12 Months Ended
Dec. 31, 2011
FAIR VALUE DISCLOSURES
FAIR VALUE DISCLOSURES

8.              FAIR VALUE DISCLOSURES

All investments including derivatives are stated at fair value in the Consolidated Statements of Financial Condition, and changes in fair value are included in realized and change in unrealized trading profits and losses in the Consolidated Statements of Operations.

The Partnership records derivatives contracts held in commodities futures trading accounts and cash equivalents at fair value in accordance with ASC 820. ASC 820 defines fair value as the price that the Partnership would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk to the extent the asset or liability is not traded on an exchange or an active market.  Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Partnership. Unobservable inputs are inputs that reflect the General Partner’s assumptions about what information market participants would use to price an asset or liability developed based on the best information available under the circumstances.

ASC 820 establishes a hierarchy that classifies these inputs into the three broad levels listed below:

Level 1 — Price quotations (unadjusted) in active markets/exchanges for identical instruments.

Level 2 — Other than quoted prices included within Level 1 that are observable for substantially the full term of the asset or liability, either directly or indirectly.  Level 2 includes quoted prices (unadjusted) for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities that are not active; and inputs other than quoted prices that are observable or that can be generally corroborated by observable market data, such as those used in models or other valuation methodologies. As a practical expedient, the Partnership relies on the net asset value (or its equivalent) of certain investments as their fair value.

Level 3 — Primarily inputs and significant assumptions that are unobservable in the market place.  Level 3 includes instruments for which there is little, if any, market activity.  These inputs require significant judgment or estimation by the General Partner of the Partnership.

There were no Level 3 assets held at December 31, 2011, December 31, 2010 or during the years then ended.

The following table summarizes the valuation of the Partnership’s investments by the above ASC 820 fair value hierarchy levels as of December 31, 2011, 2010.

		Fair Value at Reporting Date Using
Description	December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)
Cash Equivalents	$196,117,766	$196,117,766	$—
Investments in Non-Consolidated LLCs	157,474,126	—	157,474,126
Futures (1)	2,420,125	2,420,125	—
Forwards (1)	118,330	—	118,330
Options (1)	(275,414)	(267,264)	(8,150)
	$355,854,933	$198,270,627	$157,584,306

Description	December 31, 2010
Cash Equivalents	$292,600,273	$292,600,273	$—
Futures (1)	7,156,999	7,156,999	—
Forwards (1)	3,019,683	—	3,019,683
Options (1)	(1,900)	—	(1,900)
	$302,775,055	$299,757,272	$3,017,783

(1) See Condensed Consolidated Schedules of Investments in Note 3 for the values in each commodity industry sector within this table

There were no significant transfers between Level 1 and Level 2 during the year.